UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2006

American Land Lease, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-103876
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

29399 U.S. Hwy 19 North, Suite 320, Clearwater, FL	33761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

At the 2006 Annual Meeting (the “Annual Meeting”) of Stockholders of American Land Lease Inc. (the “Company”), held on May 3, 2006, the stockholders of the Company approved an amendment to the Company’s 1998 Stock Incentive Plan (the “Plan”) to increase the number of shares currently available for issuance by removing the 15% limitation on the number of shares reserved for issuance under the Plan pursuant to outstanding awards.

A description of the material terms of the Plan is included under “Proposal 3: Approval of the Amendment to the Company’s 1998 Stock Incentive Plan” in our Definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on April 2, 2006, which description is incorporated herein by reference. A copy of the Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description
10.1	American Land Lease, Inc. 1998 Stock Incentive Plan, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LAND LEASE, INC.

Date: May 9, 2006	By:	/S/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	American Land Lease, Inc. 1998 Stock Incentive Plan, as amended.